Exhibit 10.3

STOCK PURCHASE AND STOCKHOLDERS’ AGREEMENT

DATED AS OF

September 3, 2003

AMONG

JOSTENS HOLDING CORP.

JOSTENS IH CORP.

AND

THE STOCKHOLDERS PARTIES HERETO

i

ii

iii

STOCK PURCHASE AND STOCKHOLDERS’ AGREEMENT

This Stock Purchase and Stockholders’ Agreement (the “Agreement”) is entered into as of the 3rd day of September, 2003, by and among:

(i)                                     Jostens Holding Corp., a Delaware corporation (the “Company”);

(ii)                                  Jostens IH Corp., a Delaware corporation (“Intermediate Holdings”);

(ii)                                  DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Offshore Partners III, C.V., DLJMB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (together, the “DLJMB Funds”); and

(iii)                               the Persons named as Syndicate Stockholders on the signature pages hereof (collectively, the “Syndicate Stockholders”).

If any DLJMB Funds shall hereafter Transfer any of their Company Securities to any of their respective Permitted Transferees (as such terms are defined below), the term “DLJMB Funds” shall mean the DLJMB Funds and such Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of the DLJMB Funds may be exercised or taken at the election of the DLJMB Funds and such Permitted Transferees.

If any Syndicate Stockholder shall hereafter Transfer any of its Company Securities to any of its Permitted Transferees, the term “Syndicate Stockholder” as applied to such Syndicate Stockholder shall mean such Syndicate Stockholder and its Permitted Transferees, taken together, and any right, obligation or other action that may be exercised or taken at the election of such Syndicate Stockholder may be exercised or taken at the election of such Syndicate Stockholder and its Permitted Transferees.  Syndicate Stockholders shall not be deemed to be Permitted Transferees of the DLJMB Funds as a result of the sale and purchase of the Shares contemplated by this Agreement.

W I T N E S S E T H :

WHEREAS, the DLJMB Funds have purchased from the Company: (i) 500,000 shares of Class A Voting Common Stock, par value $0.01 per share (“Class A Common Stock”) and (ii) 2,700,000 shares of Class B Non-Voting Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”); and

WHEREAS, the DLJMB Funds have purchased from Intermediate Holdings 100,000 shares of 8% Senior Redeemable Payment-In-Kind Preferred Stock, par value $0.01 per share (“Preferred Stock” and, together with the Common Stock, the “Shares”); and

WHEREAS, the Syndicate Stockholders, severally and not jointly, wish to purchase pro rata from the DLJMB Funds, and the DLJMB Funds wish to sell to the Syndicate Stockholders shares of Class A Common Stock, Class B Common Stock and Preferred Stock for an aggregate Purchase Price (as defined below) of up to $100,000,000 as more fully set forth on Annex A hereto; and

WHEREAS, the parties hereto desire to enter into this Agreement to effectuate the sale of the Shares to the Syndicate Stockholders and to govern certain of their rights, duties and obligations after consummation of the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.01.                 Definitions.  (a)  The following terms, as used herein, have the following meanings:

“Adverse Person” means any Person who, either directly or through an Affiliate, is a competitor of, or is otherwise materially adverse to, the Company or any of its Subsidiaries as reasonably determined by the Board in good faith.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that no securityholder of the Company or Intermediate Holdings shall be deemed an Affiliate of any other securityholder solely by reason of an investment in the Company or Intermediate Holdings.  For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Ownership” means, with respect to any Stockholder or group of Stockholders, the total number of the relevant class of Company Securities owned (without duplication) by such Stockholder or group of Stockholders as of the date of such calculation, calculated on a Fully-Diluted basis.

“Block Sale” means a Transfer by the DLJMB Funds, following the consummation of an Initial Public Offering, in a block trade or other open market transaction of any class of Company Securities which represents more than 10% of the DLJMB Funds’ Initial Ownership of that class of Company Securities.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

“Bylaws” means the bylaws of the Company, as the same may be amended from time to time.

“Charter” means the Certificate of Incorporation of the Company, as the same may be amended from time to time.

“Closing Date” means any date that a Closing occurs under Article 2 of this Agreement.

“Common Shares” means shares of Common Stock.

“Common Stock” means the Company’s Class A Voting Common Stock, par value $0.01 per share, and the Class B Non-Voting Common Stock, par value $0.01 per share, collectively and any stock into which such Common Stock may thereafter be converted, changed, reclassified or exchanged.

“Company Securities” means (i) the Common Stock, (ii) the Preferred Stock, (iii) any other equity or equity-linked security issued by the Company, Intermediate Holdings or Jostens and (iv) any securities convertible into or exchangeable for, or options, warrants or other rights to acquire, Common Stock, Preferred Stock or any other equity or equity-linked security issued by the Company, Intermediate Holdings or Jostens.

“DLJMB” means DLJ Merchant Banking Partners III, L.P.

“DLJMB Funds” means DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJMB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P.

“Drag-Along Portion” means, with respect to any Other Stockholder in a Drag-Along Sale (as defined in Section 9.02), the Aggregate Ownership of the relevant class of Company Securities by such Other Stockholder multiplied by a fraction, the numerator of which is the aggregate number of that class of Company Securities proposed to be sold by the Drag-Along Seller (as defined in Section 9.02) in the applicable Drag-Along Sale and the denominator of which is the Aggregate Ownership of that class of Company Securities by the Drag-Along Seller at such time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fully-Diluted” means, with respect to any class of Company Securities, all outstanding shares and all shares issuable in respect of securities convertible into or exchangeable for such shares, all stock appreciation rights, options, warrants and other rights to purchase or subscribe for such class of Company Securities or securities convertible into or exchangeable for such class of Company Securities; provided that if any of the foregoing stock appreciation rights, options, warrants or other rights to purchase or subscribe for such class of Company Securities are subject to vesting, the Company Securities subject to vesting shall be included in the definition of “Fully-Diluted” only upon and to the extent of such vesting.

“group of Stockholders” means a “group” of Stockholders, as such term would be interpreted under Section 13(d) of the Exchange Act.

“Initial Ownership” means, with respect to any Stockholder or group of Stockholders, the Aggregate Ownership by such Stockholder or group of Stockholders after giving effect to the transactions contemplated by Article 2 (or, in the case of any Syndicate Stockholder who becomes a party to this Agreement after the date hereof, as of the date of joinder to or entry of such Syndicate Stockholder into this Agreement), in each case taking into account any stock split, stock dividend, reverse stock split or similar event.

“Initial Public Offering” means the first Public Offering of Common Stock after the date hereof with aggregate gross proceeds to the Company and all selling stockholders in an amount equal to or greater than $100.0 million.

“Intermediate Holdings” means Jostens IH Corp., a Delaware corporation, and a Subsidiary of the Company.

“Jostens” means Jostens, Inc., a Minnesota corporation.

“NASD” means the National Association of Securities Dealers, Inc.

“Other Stockholders” means all Stockholders other than the DLJMB Funds.

“Permitted Transferee” means:

(i)                                     in the case of any DLJMB Fund, (A) any other DLJMB Fund, (B), any shareholder, member or general or limited partner of any DLJMB Fund (a “DLJMB Partner”), and any corporation, partnership, limited liability company, or other entity that is an Affiliate of any DLJMB Partner (collectively, “DLJMB Affiliates”), (C) any managing director, general partner, director, limited partner, officer or employee of any DLJMB Fund or any DLJMB Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (C) (collectively, “DLJMB Associates”), or (D) any trust the beneficiaries of which, or any corporation, limited liability company or partnership the stockholders, members or general or limited partners of which, include only such DLJMB Funds, DLJMB Affiliates, DLJMB Associates, their spouses or other lineal descendants; and

(ii)                                  in the case of any Syndicate Stockholder, any shareholder, partner, member, corporation, partnership, limited liability company or other entity that is an Affiliate of such Syndicate Stockholder.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Preferred Shares” means shares of Preferred Stock.

“Preferred Stock” means Intermediate Holdings’ 8% Senior Redeemable Preferred Stock, $0.01 par value per share, and stock into which such Preferred Stock may be converted, changed, reclassified or exchanged.

“Pro Rata Share” means, for each Syndicate Stockholder and any proposed issuance of any class of Company Securities with respect to which such Syndicate Stockholder shall be entitled to exercise its rights under Section 9.04, (i) for Common Stock, Preferred Stock, or any security convertible into or exchangeable for, or options, warrants or other rights to acquire, Common Stock or Preferred Stock, the fraction that results from dividing (A) such Syndicate Stockholder’s Aggregate Ownership of such underlying class of Company Securities (immediately before giving effect to such issuance), by (B) the total number of such underlying class of Company Securities then outstanding and owned by the Stockholders (immediately before giving effect to such issuance), calculated on a Fully-Diluted basis; and (ii) for the issuance of any other equity or equity-linked security, the fraction that results from dividing (A) such Syndicate Stockholder’s Aggregate Ownership of the Common Stock by (B) the total number of shares of Common Stock then outstanding and owned by the Stockholders (immediately before giving effect to such issuance), calculated on a Fully-Diluted Basis.

“Public Offering” means a public offering of Company Securities pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Registrable Securities” means, at any time, any Shares held by any Stockholder until (i) a registration statement covering such Shares has been declared effective by the SEC and such Shares have been disposed of pursuant to such effective registration statement, (ii) such Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such Shares are otherwise Transferred, the Company or Intermediate Holdings, as the case may be, has delivered a new certificate or other evidence of ownership for such Shares not bearing the legend required pursuant to this

Agreement and such Shares may be resold without subsequent registration under the Securities Act.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and out-of-pocket expenses of counsel to the Stockholders participating in the offering selected (A) by the DLJMB Funds, in the case of any offering in which any DLJMB Funds participate, or (B) in any other case, by the Stockholders holding the majority of the Registrable Securities to be sold for the account of all Stockholders in the offering, (ix) fees and expenses in connection with any review by the NASD of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expense of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities and (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies.

“Remaining Initial Ownership” means, for any Stockholder or group of Stockholders at any time, the percentage equal to a fraction, the numerator of which is the Aggregate Ownership for such Stockholder or group of Stockholders at such time, and the denominator of which is the Initial Ownership for such Stockholder or group of Stockholders.

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholder” means each Person (other than the Company and Intermediate Holdings) who, at any relevant determination date, shall be a party to or bound by: (i) this Agreement (as may be amended from time to time) or (ii) that certain Stockholders’ Agreement dated as of July 29, 2003 (as may be amended from time to time) (the “Stockholders Agreement”), among the Company and the stockholders party thereto, so long as such Person shall “beneficially own” (as such term is defined in Rule 13d-3 of the Exchange Act) any Company Securities.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

“Tag-Along Portion” means, for any Tagging Person (as defined in Section 9.01) in a Tag-Along Sale (as defined in Section 9.01), the Aggregate Ownership of the relevant class of Company Securities by the Tagging Person immediately prior to such Tag-Along Sale multiplied by the Tag-Along Pro Rata Share.

“Tag-Along Pro Rata Share” means a fraction, the numerator of which is the maximum number of that class of Company Securities proposed to be sold by the applicable Tag-Along Seller (as defined in Section 9.01) in such Tag-Along Sale and the denominator of which is the Aggregate Ownership of that class of Company Securities by the Stockholders at such time.

“Third Party” means a prospective purchaser of Company Securities in a bona fide arm’s-length transaction from a Stockholder, other than a Permitted Transferee or other Affiliate of such Stockholder.

“Transfer” means, with respect to any Company Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Company Securities or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Company Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

(b)                                 Each of the following terms is defined in the Section set forth opposite such term:

TERM	SECTION

Additional Syndicate Stockholder	2.01
Closing	2.02
Confidential Information	11.01(b)
Damages	10.04
Drag-Along Rights	9.02(a)
Drag-Along Sale	9.02(a)
Drag-Along Sale Notice	9.02(a)
Drag-Along Sale Notice Period	9.02(a)
Drag-Along Sale Price	9.02(a)
Drag-Along Seller	9.02(a)
Drag-Along Transferee	9.02(a)
Excess Portion	9.01(d)
Excess Shares	9.04(c)
Full Participating Syndicate Stockholder	9.04(c)
Full Participating Tagging Person	9.01(d)
Indemnified Party	10.06
Indemnifying Party	10.06
Initial Basket	9.01(a)
Instrument of Accession	2.01
Lock-Up Period	10.02
Maximum Offering Size	10.01(b)
Observer	7.05
Piggyback Registration	10.01(a)
Purchase Price	2.01
Replacement Nominee	7.03(a)
Restricted Business	11.02(a)
Syndicate Group	7.05
Tag-Along Date	9.01(e)
Tag-Along Notice	9.01(a)
Tag-Along Notice Period	9.01(a)
Tag-Along Offer	9.01(a)
Tag-Along Response Notice	9.01(a)
Tag-Along Right	9.01(a)
Tag-Along Sale	9.01(a)
Tag-Along Seller	9.01(a)
Tagging Person	9.01(a)
Unwinding Event	8.03(b)

(c)                                  Other Definitional and Interpretive Matters.  Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

Calculation of Time Period.  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.  If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

Dollars.  Any reference in this Agreement to $ shall mean U.S. dollars.

Exhibits/Schedules.  The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.  All Exhibits, Annexes and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Schedule, Annex or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

Gender and Number.  Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

Headings.  The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.  All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.

Herein.  The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

ARTICLE 2

PURCHASE AND SALE OF SHARES

SECTION 2.01.                 Sale.  Subject to the terms and conditions of this Agreement, the Syndicate Stockholders, severally and not jointly, do hereby agree to purchase at the Closing (as defined below), and the DLJMB Funds, severally and not jointly, hereby agree to sell on a pro rata basis to the Syndicate Stockholders at the Closing, the number of shares of Common Stock and Preferred Stock set forth opposite the name of each Syndicate Stockholder and DLJMB Fund on Annex A hereto, at a purchase price of (a) $100.62 per for each share of Common Stock and (b) $1,008.22 for each share of Preferred Stock, for the total purchase price set forth opposite the name of each Syndicate Stockholder on Annex A hereto (the “Purchase Price”).  At any time prior to September 12, 2003, the DLJMB Funds may execute instruments of accession in the form attached hereto as Exhibit B (an “Instrument of Accession”) with additional Persons (collectively, the “Additional Syndicate Stockholders”), pursuant to which such Additional Syndicate Stockholders agree to purchase at the Closing, and the DLJMB Funds, severally and not jointly, agree to sell on a pro rata basis to the Additional Syndicate Stockholders at the Closing, the number of shares of Common Stock and Preferred Stock set forth therein on the same terms and conditions set forth in this Agreement.  Upon execution by the DLJMB Funds, the Company, and Intermediate Holdings and each such Additional Syndicate Stockholder of an Instrument of Accession, such Additional Syndicate Stockholder shall be deemed a “Syndicate Stockholder” under this Agreement.  Annex A attached hereto shall be amended from time to time to add each Additional Syndicate Stockholder and the shares of Common Stock and Preferred Stock to be purchased by such Additional Syndicate Stockholder.  Notwithstanding the foregoing, the DLJMB Funds (i) may not sell Shares with a Purchase Price in excess of $100,000,000 pursuant to this Article 2 and (ii) shall sell Shares to Additional Syndicate Stockholders consisting of a number of shares of Class A Common Stock, Class B Common Stock and Preferred Stock identically proportionate to those previously sold to the then existing Syndicate Stockholders.

SECTION 2.02.                 Closing.  The sale and purchase of the Shares shall occur at one or more closings (collectively, the “Closing”) at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, to be held on September 4, 2003 or on any subsequent date no later than September 12, 2003 designated by DLJMB.  Payment of the Purchase Price shall be made by each Syndicate Stockholder (against receipt of share certificates delivered by the DLJMB Funds) to the DLJMB Funds, in respect of the shares of Common Stock and Preferred Stock, at the Closing by wire transfer of immediately available funds denominated in U.S. dollars to the account designated in writing to the Syndicate Stockholders in advance of the Closing.  Other than the Purchase Price of such Shares, which shall be subject to increase by an amount equal to 6% per annum of interest with respect to Common Stock and 8% per annum of interest with respect to Preferred Stock for the period from September 4, 2003 to the date of such subsequent sale, the terms and conditions of the sale of such Shares shall be the same as those set forth herein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE DLJMB FUNDS, THE COMPANY AND INTERMEDIATE HOLDINGS

SECTION 3.01.                 DLJMB Funds.  Each of the DLJMB Funds severally represents and warrants to each Syndicate Stockholder that:

(a)                                  Organization.  Each of the DLJMB Funds is duly formed, validly existing and in good standing (to the extent applicable) under the laws of its jurisdiction of formation and has all requisite authority to enter into and perform its obligations under this Agreement.

(b)                                 Authorization.  Each of the DLJMB Funds has full power and authority to execute and deliver this Agreement.  All action on the part of each of the DLJMB Funds necessary for the authorization, execution, delivery and performance of this Agreement by each DLJMB Fund has been taken.  This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the DLJMB Funds, enforceable in accordance with its terms, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors’ rights generally or by general equitable principles.

(c)                                  No Prohibition.  No law or order of any governmental entity is in effect, or stayed pending appeal, which restrains or prohibits, or renders unlawful, any of the DLJMB Fund’s consummation of the transactions contemplated hereby.  No claim, action, suit investigation or other proceeding is pending or, to the knowledge of the DLJMB Funds, threatened before any governmental entity, which purports to enjoin or restrain any of the DLJMB Funds or to seek relief from or against any of the DLJMB Funds, or which could result in an order prohibiting any of the DLJMB Funds from, consummating such transactions.

(d)                                 Capitalization.  (i) The authorized capital stock of the Company consists of (i) 700,000 shares of Class A Common Stock, (ii) 4,050,000 shares of Class B Common Stock; and (iii) 250,000 shares of undesignated preferred stock.  As of the date hereof, there are (i) 504,584 shares of Class A Common Stock issued and outstanding, of which 500,000 shares are held by the DLJMB Funds, (ii) 2,724,759 shares of Class B Common Stock issued and outstanding, of which 2,700,000 shares are held by the DLJMB Funds, and (iii) no shares of undesignated preferred stock issued and outstanding.

(ii)                                  The authorized capital stock of Intermediate Holdings consists of (i) 1,000 shares of common stock and (ii) 300,000 shares of preferred stock, 294,000 of which are designated as Preferred Stock.  As of the date hereof, there are (i) 1,000 shares of common stock issued and outstanding, all of which are held by the Company, and (ii) 100,000 shares of Preferred Stock issued and outstanding, all of which are held by the DLJMB Funds.

(iii)                               As of the date hereof, there are 1,000 shares of common stock issued and outstanding of Jostens, all of which are held by Intermediate Holdings.

(e)                                  Shares.  The DLJMB Funds are the sole record and beneficial owners of the Common Stock and Preferred Stock being purchased and sold pursuant to this Agreement, and the shares of Common Stock and Preferred Stock, when delivered and paid for in accordance with the terms of this Agreement, will be acquired by the Syndicate Stockholders free and clear of all liens or encumbrances, except for such restrictions on transfer generally arising under applicable federal and state securities laws or imposed by the terms herein.  The Shares are duly authorized for issuance and are validly issued, fully paid and non-assessable under the applicable laws of the State of Delaware.

(f)                                    No Brokers or Finders.  No agent, broker, finder or investment or commercial banker, or other Person engaged by or acting on behalf of the DLJMB Funds or their Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, is or will be entitled to any brokerage or finder’s or similar fee or other commission as a result of this Agreement or the transactions contemplated hereby.

(g)                                 Securities Act.  The sale of the Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of each of the Syndicate Stockholders contained in Article 4 hereof) is exempt from the registration requirements of the Securities Act.

(h)                                 Affiliate Transactions.  At the date hereof, except for (i) agreements providing for certain monitoring fees of up to $1.0 million per year (plus reimbursement of out-of-pocket expenses), (ii) the agreements evidencing certain loans and commitments made available to the Company by certain Affiliates of the DLJMB Funds and (iii) this Agreement and the Stockholders’ Agreement, no DLJMB Fund or any Affiliate thereof is a party to any material agreement with the Company or any of its Subsidiaries currently in effect.

(i)                                     No Other Representations or Warranties.  Except for the representations and warranties contained in this Article 3, neither the DLJMB Funds nor any other Person makes any other express or implied representation or warranty with respect to the Shares, the Company, Intermediate Holdings, Jostens or the transactions contemplated by this Agreement, and the DLJMB Funds disclaim any other representations or warranties, whether made by the DLJMB Funds, the Company, Intermediate Holdings, Jostens or any of their respective Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives.  Except for the representations and warranties contained in Article 3 hereof, the DLJMB Funds hereby disclaim all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to any Syndicate Stockholder or its Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives (including any opinion, information, projection, or advice that may have been or may be provided to any Syndicate Stockholder by any Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives of the DLJMB Funds, the Company, Intermediate Holdings or Jostens).

SECTION 3.02.                 The Company.  The Company represents and warrants to each Syndicate Stockholder that:

(a)                                  Organization and Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                                 Authorization of Agreement.  The Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company.

(c)                                  U.S. Real Property Holding Company.  The Company is not a U.S. Real Property Holding Company, as defined in Section 1.897-2(c) of the Treasury Regulations.

SECTION 3.03.                 Intermediate Holdings.  Intermediate Holdings represents and warrants to each Syndicate Stockholder that:

(a)                                  Organization and Good Standing.  Intermediate Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                                 Authorization of Agreement.  Intermediate Holdings has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Intermediate Holdings.

(c)                                  U.S. Real Property Holding Company.  Intermediate Holdings is not a U.S. Real Property Holding Company, as defined in Section 1.897-2(c) of the Treasury Regulations.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SYNDICATE STOCKHOLDERS

Each Syndicate Stockholder, severally and not jointly, represents and warrants to the DLJMB Funds and each other Syndicate Stockholder (as to itself) that:

SECTION 4.01.                 Organization.  Such Syndicate Stockholder is duly formed, validly existing and in good standing (to the extent applicable) under the laws of its jurisdiction of formation and has all requisite authority to enter into and perform its obligations under this Agreement.

SECTION 4.02.                 Authorization.  All action on the part of such Syndicate Stockholder necessary for the authorization, execution, delivery and performance of this Agreement by such Syndicate Stockholder has been taken.  This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of such Syndicate Stockholder, enforceable against such Syndicate Stockholder in accordance with its terms, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors’ rights generally or by general equitable principles.

SECTION 4.03.                 No Prohibition.  No law or order of any governmental entity is in effect, or stayed pending appeal, which restrains or prohibits, or renders unlawful, such Syndicate Stockholder’s consummation of the transactions contemplated hereby.  No claim, action, suit investigation or other proceeding is pending or, to the knowledge of such Syndicate Stockholder, threatened before any governmental entity, which purports to enjoin or restrain such Syndicate Stockholder or to seek relief from or against such Syndicate Stockholder, or which could result in an order prohibiting such Syndicate Stockholder from, consummating such transactions.

SECTION 4.04.                 No Brokers or Finders.  No agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of such Syndicate Stockholder or its Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, is or will be entitled to any brokerage or finder’s or similar fee or other commission as a result of this Agreement or the transactions contemplated hereby.

SECTION 4.05.                 Investment Representations.

(a)                                  The Shares to be received by such Syndicate Stockholder will be acquired by it for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws, and it has no current intention of selling, granting a participation in or otherwise distributing the same, in each case, in violation of applicable federal and state securities laws.  By executing this Agreement, such Syndicate Stockholder further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant a participation to such Person, or to any third Person, with respect to any of the Shares, in each case, in violation of applicable federal and state securities laws.

(b)                                 Such Syndicate Stockholder understands that the Shares have not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration requirements of the Securities Act.

(c)                                  Such Syndicate Stockholder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.  Such Syndicate Stockholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment.  Such Syndicate Stockholder further represents that it has had, during the course of the transactions contemplated hereby and prior to its purchase of Shares, the opportunity to ask questions of, and receive answers from, the DLJMB Funds, the Company, Intermediate Holdings and Jostens concerning the terms and conditions of the sale.  Such Syndicate Stockholder understands that no federal or state agency has passed upon this investment or upon the Company, Intermediate Holdings or Jostens, nor has any such agency made any finding or determination as to this investment.

(d)                                 Without limiting Section 4.05(c) above, where such Syndicate Stockholder is a resident of the Province of Ontario, such Syndicate Stockholder hereby certifies that such Syndicate Stockholder meets one of the categories of “accredited investor” as such term is defined in Rule 45-501 – Exempt Distributions of the Ontario Securities Commission and has completed and executed an Accredited Investor Certificate, the contents of which are herby incorporated herein by reference as express representations and warranties of such Syndicate Stockholder.

(e)                                  Such Syndicate Stockholder understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering such Shares or an available exemption from registration under the Securities Act, such Syndicate Stockholder must be prepared to bear the economic risk of this investment for an indefinite period of time.  Such Syndicate Stockholder represents that, in the absence of an effective registration statement covering the Shares, it will sell, transfer or otherwise dispose of the Shares only pursuant to an applicable exemption from registration under the Securities Act and otherwise in accordance with the terms of this Agreement.

(f)                                    Such Syndicate Stockholder acknowledges that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment.  Such Syndicate Stockholder acknowledges that: (i) it has adequate means of providing for its current needs and possible contingencies and has no need for liquidity in this investment; (ii) its commitment to investments which are not readily marketable is not disproportionate to its net worth; and (iii) its investment in the Shares will not cause its overall financial commitments to become excessive.

(g)                                 Such Syndicate Stockholder (i) has performed its own due diligence and business investigations with respect to the Company, Intermediate Holdings and Jostens; (ii) is fully familiar with the nature of the investment in the Company and Intermediate Holdings, the speculative and financial risks thereby assumed, and the uncertainty with respect to the timing and amounts of distributions, if any, to be made by the Company or Intermediate Holdings; (iii) has sufficient knowledge and experience and has taken such professional advice as it thinks necessary to make its own evaluation of the merits and risks involved in making the investment contemplated by this Agreement; (iv) has been, and will at all times continue to be, solely responsible for making its own independent appraisal of and investigation into the business, financial condition and prospects of the Company, Intermediate Holdings and Jostens and will be solely responsible for making its own investment decisions with respect to its purchase, ownership and disposition of the Shares; and (v) will not rely on the DLJMB Funds or any of their respective Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives to provide them with any information relating to, or to keep under review on behalf of the Syndicate Stockholders, the business, financial condition and prospects of the Company, Intermediate Holdings and Jostens.

SECTION 4.06.                 No Implied Warranties.  Notwithstanding anything contained in this Agreement to the contrary, such Syndicate Stockholder acknowledges and agrees that the DLJMB Funds are not making any representations or warranties whatsoever, express or implied, beyond those expressly given by the DLJMB Funds, as the case may be, in Article 3.  Any claims such Syndicate Stockholder may have for breach of representation or warranty by the DLJMB Funds shall be based solely on the representations and warranties of the DLJMB Funds set forth in Article 3.  Such Syndicate Stockholder further represents that none of the Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives of the DLJMB Funds, the Company, Intermediate Holdings or Jostens nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company, Intermediate Holdings, Jostens, the DLJMB Funds, or the transactions contemplated by this Agreement not expressly set forth in this Agreement, and none of the Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives of the DLJMB Funds, the Company, Intermediate Holdings or Jostens or any other Person will have or be subject to any liability to such Syndicate Stockholder or any other Person resulting from the distribution to such Syndicate Stockholder or its Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives or such Syndicate Stockholder’s use of, any due diligence or other information, distributed on behalf of the Company, Intermediate Holdings or Jostens relating to the Company, Intermediate Holdings or Jostens provided to such Syndicate Stockholder or its Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives, or any other document or information in any form provided to such Syndicate Stockholder or its Affiliates, officers, directors, employees, agents, consultants, attorneys or representatives in connection with the transactions contemplated hereby.  Such Syndicate Stockholder acknowledges that it has conducted to its satisfaction, its own independent investigation of the condition, operations and business of the Company, Intermediate Holdings and Jostens and, in making its determination to proceed with the transactions contemplated by this Agreement, such Syndicate Stockholder has relied on the results of its own independent investigation.

ARTICLE 5

CONDITIONS TO OBLIGATIONS OF EACH SYNDICATE STOCKHOLDER AT CLOSING

The obligations of each Syndicate Stockholder under Article 2 to purchase the Shares are subject to the fulfillment on or before the applicable Closing Date of each of the following conditions:

SECTION 5.01.                 Representations and Warranties.  The representations and warranties of the DLJMB Funds contained in Article 3 hereof shall be true and correct on and as of the Closing Date with the same force and effect as if they had been made at the Closing.

SECTION 5.02.                 Performance.  Each of the DLJMB Funds shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

SECTION 5.03.                 Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

ARTICLE 6

CONDITIONS TO THE OBLIGATIONS OF THE DLJMB FUNDS AT CLOSING

The obligations of each of the DLJMB Funds under Article 2 to deliver the Shares are subject to the fulfillment on or before the applicable Closing Date of each of the following conditions:

SECTION 6.01.                 Representations and Warranties.  The representations, warranties and agreements of each Syndicate Stockholder contained in Article 4 hereof shall be true and correct on and as of the Closing Date with the same force and effect as if they had been made at the Closing.

SECTION 6.02.                 Performance.  Each Syndicate Stockholder shall have performed in all material respects all of its obligations and materially complied with all of its covenants required to be performed or complied with on or prior to the Closing.

SECTION 6.03.                 Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

ARTICLE 7

CORPORATE GOVERNANCE

SECTION 7.01.                 Composition of the Board.  (a)  The Board shall initially consist of seven (7) directors, all of whom shall be designated by DLJMB.  DLJMB shall be permitted to increase or decrease the number of directors who serve on the Board from time to time and DLJMB shall be permitted to designate any such additional directors.

(b)                                 Each Stockholder agrees that, if at any time it is then entitled to vote for the election of directors to the Board, it shall vote all of its Company Securities that are entitled to vote or execute proxies or written consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of Stockholders) in order to ensure that the composition of the Board is as set forth in this Section 7.01.

SECTION 7.02.                 Removal.  Each Stockholder agrees that, if at any time it is then entitled to vote for the removal of directors from the Board, it shall not vote any of its Company Securities in favor of the removal of any director who shall have been designated by DLJMB pursuant to Section 7.01, unless DLJMB shall have consented to such removal in writing; provided that if DLJMB shall request in writing the removal, with or without cause, of such director, such Stockholder shall vote all its Company Securities that are entitled to vote in favor of such removal.

SECTION 7.03.                 Vacancies.  If, as a result of death, disability, retirement, resignation, removal or otherwise, there shall exist or occur any vacancy on the Board:

(a)                                  DLJMB may designate another individual (the “Replacement Nominee”) to fill such vacancy and serve as a director on the Board; and

(b)                                 each Stockholder then entitled to vote for the election of directors to the Board agrees that it shall vote all of its Company Securities that are entitled to vote or execute proxies or written consents, as the case may be, in order to ensure that the Replacement Nominee be elected to the Board.

SECTION 7.04.                 Charter or Bylaw Provisions.  Each Stockholder agrees to vote all of its Company Securities that are entitled to vote or execute proxies or written consents, as the case may be, and to take all other actions necessary, to ensure that the Company’s Charter and Bylaws (a) facilitate, and do not at any time conflict with, any provision of this Agreement and (b) permit each Stockholder to receive the benefits to which each such Stockholder is entitled under this Agreement.

SECTION 7.05.                 Observation Rights.  Except for such Syndicate Stockholders who have waived their rights under this Section 7.05, prior to an Initial Public Offering, those Syndicate Stockholders individually purchasing Shares hereunder for an aggregate Purchase Price of at least $19.5 million (treating, for purposes hereof, NIB Capital Private Equity Co-Investments 2000 C.V., NIB Capital Private Equity Later Stage Co-Investments Custodian II B.V. and their Permitted Transferees as one Syndicate Stockholder) and not otherwise waiving their rights under this Section 7.05 (the “Syndicate Group”) shall collectively be entitled to appoint at any one time one representative (the “Observer”) to the Board.  The Syndicate Group agrees that the Observer shall be designated by members of the Syndicate Group on a rotating basis for each regularly scheduled meeting of the Board.  The Syndicate Group shall notify the Company as to the identity of the Observer from time to time and the Company shall be entitled to rely on that notice until it receives another notice identifying a new Observer.  The Observer shall (i) receive all notices and information that the Company distributes to the Board in connection with regularly scheduled meetings (but not special meetings) of the Board at the same time and manner as given to the members of the Board and (ii) have the right to attend and observe in a non-voting capacity all regularly scheduled meetings (but not special meetings) of the Board; provided, however, that the Company reserves the right to exclude the Observer from access to any material or meeting or portion thereof if the Company believes on the advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege; and, provided further, that except for any such information provided to Stockholders entitled to information distributed to the Board pursuant to Section 11.05 hereof, the Observer shall agree to maintain the confidentiality of all Company information and all proceedings of the Board to the same extent as he would be required to do if he were a director of the Company.  The right of any individual Syndicate Stockholder to be a member of the Syndicate Group shall terminate on the date on which the value of its Shares (calculated based upon the purchase prices set forth in Section 2.01) that continue to be held by such Syndicate Stockholder falls below 50% (as a result of Transfers, except for Transfers to a Permitted Transferee) of the initial value of such Shares (calculated based upon the purchase prices set forth in Section 2.01).

SECTION 7.06.                 Conflicting Agreements.  Each Stockholder represents and agrees that it shall not (a) grant any proxy or enter into or agree to be bound by any voting trust or agreement with respect to the Company Securities, except as expressly contemplated by this Agreement, (b) enter into any agreement or arrangement of any kind with any Person with respect to its Company Securities inconsistent with the provisions of this Agreement or for the purpose or with the effect of denying or reducing the rights of any other Stockholder under this Agreement, including agreements or arrangements with respect to the Transfer or voting of its Company Securities or (c) act, for any reason, as a member of a group or in concert with any other Person in connection with the Transfer or voting of its Company Securities in any manner that is inconsistent with the provisions of this Agreement.

ARTICLE 8

RESTRICTIONS ON TRANSFER

SECTION 8.01.                 General Restrictions on Transfer.  (a) Each Stockholder understands and agrees that the Company Securities held by it on the date hereof have not been registered under the Securities Act and are restricted securities under the Securities Act and the rules and regulations promulgated thereunder.  Each Stockholder agrees that it shall not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws and any restrictions on Transfer contained in this Agreement.  Prior to an Initial Public Offering, no Stockholder shall Transfer any Company Securities to any Person if such Transfer would result in adverse regulatory consequences to the Company or Intermediate Holdings, as the case may be, including, without limitation, obligations of the Company or Intermediate Holdings, as the case may be, to file periodic reports with the SEC under the Exchange Act.

(b)                                 Notwithstanding anything in this Agreement to the contrary, no Stockholder shall Transfer any Company Securities to an Adverse Person without the prior written consent of the Company; provided, however, that following an Initial Public Offering, a Stockholder may Transfer Company Securities to an Adverse Person in an open market transaction so long as such Stockholder reasonably has no knowledge that a recipient of such Company Securities is an Adverse Person.

(c)                                  Any attempt to Transfer any Company Securities not in compliance with this Agreement shall be null and void, and the Company or Intermediate Holdings, as the case may be, shall not, and shall cause any transfer agent not to, give any effect in the Company’s or Intermediate Holdings’, as the case may be, stock records to such attempted Transfer.

SECTION 8.02.                 Legends.  (a)  In addition to any other legend that may be required, each certificate for Company Securities issued to any Stockholder shall bear a legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.  THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK PURCHASE AND STOCKHOLDERS’ AGREEMENT DATED AS OF SEPTEMBER 3, 2003, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM [JOSTENS HOLDING CORP.] [JOSTENS IH CORP.] OR ANY SUCCESSOR THERETO.”

(b)                                 If any Company Securities shall cease to be Registrable Securities under clause (i) of the definition thereof, the Company or Intermediate Holdings, as the case may be, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Company Securities without the first sentence of the legend required by Section 8.02(a) endorsed thereon.  If any Company Securities are sold under clause (ii) or clause (iii) of the definition of Registrable Securities, the Company or

Intermediate Holdings, as the case may be, may request that the holder provide an opinion of legal counsel reasonably acceptable to the Company or Intermediate Holdings, as the case may be, stating that such Company Securities are freely transferable under the Securities Act, and if it requests and receives such opinion, the Company or Intermediate Holdings, as the case may be, shall issue to such holder a new certificate evidencing such Company Securities without the first sentence of the legend required by Section 8.02(a) endorsed thereon.  If any Company Securities cease to be subject to any and all restrictions on Transfer and all other obligations set forth in this Agreement, the Company or Intermediate Holdings, as the case may be, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Company Securities without the second sentence of the legend required by Section 8.02(a) endorsed thereon.

SECTION 8.03.                 Permitted Transferees.

(a)                                  Subject to Section 8.01, any Stockholder may at any time Transfer any or all of its Company Securities to a Permitted Transferee without the consent of any Person and without compliance with Sections 8.04, 9.01 and 9.02, as the case may be, so long as (a) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement in the form of Exhibit A attached hereto and (b) the Transfer is in compliance with the Securities Act, any other applicable securities or “blue sky” laws and any other restrictions on Transfer contained in this Agreement.  Such Stockholder must give written prior notice to the Company or Intermediate Holdings, as the case may be, of any proposed Transfer to a Permitted Transferee, including the identity of such proposed Permitted Transferee and such other information reasonably requested by the Company or Intermediate Holdings, as the case may be, to ensure compliance with the terms of this Agreement and the Company or Intermediate Holdings, as the case may be, shall be entitled to condition any such Transfer on receipt of an opinion of counsel reasonably acceptable to the Company or Intermediate Holdings, as the case may be, that such Transfer is exempt from the registration requirements of the Securities Act.

(b)                                 If, while a Permitted Transferee holds any Company Securities, a Permitted Transferee ceases to qualify as a Permitted Transferee in relation to the initial transferring Stockholder from whom or which such Permitted Transferee or any previous Permitted Transferee of such initial transferring Stockholder received such shares or becomes an Adverse Person (an “Unwinding Event”), then:

(i)                                     the relevant initial transferor Stockholder shall forthwith notify the other Stockholders, the Company and Intermediate Holdings, as applicable, of the pending occurrence of such Unwinding Event; and

(ii)                                  prior to such Unwinding Event, such initial transferor Stockholder shall take all actions necessary to effect a Transfer of all the Company Securities held by the relevant Permitted Transferee either back to such Stockholder or, pursuant to this Section 8.03, to another Person which qualifies as a Permitted Transferee of such initial transferring Stockholder.

SECTION 8.04.                 Restrictions on Transfers by Syndicate Stockholders.  (a)  Subject to Section 8.04(b), no Syndicate Stockholder may Transfer any of its Company Securities except to a Permitted Transferee in accordance with Section 8.03 or as follows (in each case in compliance with the Securities Act, any other applicable securities or “blue sky” laws or any restrictions contained in this Agreement):

(i)                                     in a Transfer of Company Securities in a Tag-Along Sale or Drag-Along Sale pursuant to Section 9.01 or 9.02; or

(ii)                                  following the consummation of an Initial Public Offering, in a Transfer of Company Securities to a Third Party following a Transfer by the DLJMB Funds, subject to Section 10.02, provided that a Syndicate Stockholder shall only be permitted to Transfer no more than that number of any class of Company Securities equal to such Syndicate Stockholder’s Aggregate Ownership of that class on the date of the Initial Public Offering after giving effect thereto multiplied by an amount equal to one (1) minus a fraction, the numerator of which is the DLJMB Funds’ Aggregate Ownership of that class after giving effect to such Transfer and the denominator of which is the DLJMB Funds’ Aggregate Ownership of that class on the date of the Initial Public Offering after giving effect thereto.  The DLJMB Funds will provide the Syndicate Stockholders with reasonably prompt written notice of any such Transfers.

(b)                                 The restrictions on Transfers set forth in Section 8.04(a) above shall terminate at the earlier to occur of (i) the tenth anniversary of the first Closing Date hereunder and (ii) the date when the Remaining Initial Ownership for the DLJMB Funds falls below 15%.

SECTION 8.05.                 Restrictions on Transfers by DLJMB Funds.  Prior to the Initial Public Offering, any DLJMB Fund may at any time Transfer any Company Securities (i) to a Permitted Transferee in compliance with Section 8.03 or (ii) to any other Person so long as (A) such Transfer is not to an Adverse Person without the prior written consent of the Company, (B) the transferee agrees to be bound by this Agreement and (C) the transferor complies with Section 9.01 hereof to the extent applicable to such Transfer.  After the Initial Public Offering, subject to Section 10.02, there shall be no restrictions on any DLJMB Fund’s ability to Transfer any Company Securities.

ARTICLE 9

TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; PREEMPTIVE RIGHTS

SECTION 9.01.                 Tag-Along Rights.  (a)  Excluding the sales to the Syndicate Stockholders contemplated by Article 2 and Transfers to Permitted Transferees in compliance with Section 8.03, the DLJMB Funds shall be permitted to Transfer in the aggregate Company Securities representing up to 10% of the Initial Ownership of the DLJMB Funds (after giving effect to the transactions contemplated by Article 2) of each class without being subject to this Section 9.01 (the “Initial Basket”).  Subject to Sections 9.01(g) and 9.03, if any DLJMB Funds (collectively, the “Tag-Along Seller”) propose to Transfer any class of Company Securities to any Third Party or Third Parties in a single transaction or in a series of related transactions involving the Transfer by the DLJMB Funds of Company Securities which exceed the Initial Basket (a “Tag-Along Sale”),

(i)                                     the Tag-Along Seller shall provide each Other Stockholder written notice of the terms and conditions of such proposed Transfer (“Tag-Along Notice”) and offer each Other Stockholder the opportunity to participate in such Transfer in accordance with this Section 9.01, and

(ii)                                  each Other Stockholder may elect, at its option, to participate in the proposed Transfer in accordance with this Section 9.01 (each such electing Other Stockholder, a “Tagging Person”).

The Tag-Along Notice shall identify the number and class of Company Securities proposed to be sold by the Tag-Along Seller and all other Company Securities subject to the offer (“Tag-Along Offer”), the consideration for which the Transfer is proposed to be made, and all other material terms and conditions of the Tag-Along Offer, including the form of the proposed agreement, if any, and a firm offer by the proposed Third Party transferee to purchase Company Securities from the Stockholders in accordance with this Section 9.01.

From the date of its receipt of the Tag-Along Notice, each Tagging Person shall have the right (a “Tag-Along Right”), exercisable by notice (“Tag-Along Response Notice”) given to the Tag-Along Seller within ten (10) Business Days after its receipt of the Tag-Along Notice (the “Tag-Along Notice Period”), to request and require that the Tag-Along Seller include in the proposed Transfer up to the number of Company Securities constituting its Tag-Along Portion of Company Securities and the Tag-Along Seller shall include the number of Company Securities proposed to be Transferred by the Tag-Along Seller as set forth in the Tag-Along Notice, reduced by the aggregate number of Company Securities to be sold by all Tagging Persons.  Each Tag-Along Response Notice shall include wire transfer instructions for payment of the purchase price for the Company Securities to be sold in such Tag-Along Sale.  Each Tagging Person that exercises its Tag-Along Rights hereunder shall deliver to the Tag-Along Seller, with its Tag-Along Response Notice, the certificate or certificates representing the Company Securities of such Tagging Person to be included in the Tag-Along Sale, together with a limited power-of-attorney authorizing the Tag-Along Seller to Transfer such Company Securities on the terms set forth in the Tag-Along Notice.  Delivery of the Tag-Along Response Notice with such certificate or certificates and limited power-of-attorney shall constitute an irrevocable acceptance of the Tag-Along Offer by such Tagging Persons.

If, at the end of a 120-day period after the Tag-Along Date (which 120-day period shall be extended if any of the transactions contemplated by the Tag-Along Offer are subject to regulatory approval until the expiration of five (5) Business Days after all such approvals have been received, but in no event later than 180 days following the Tag-Along Date by the Tag-Along Seller), the Tag-Along Seller has not completed the Transfer of all such Company Securities on substantially the same terms and conditions set forth in the Tag-Along Notice, the Tag-Along Seller shall (i) promptly return to each Tagging Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the Company Securities that such Tagging Person delivered for Transfer pursuant to this Section 9.01(a) and any other documents in the possession of the Tag-Along Seller executed by the Tagging Persons in connection with the proposed Tag-Along Sale, and (ii) not conduct any Transfer of Company Securities without again complying with this Section 9.01(a).

(b)                                 Concurrently with the consummation of the Tag-Along Sale, the Tag-Along Seller shall (i) notify the Tagging Persons thereof, (ii) remit or cause to be remitted to the Tagging Persons the total consideration to be paid at the closing of the Tag-Along Sale for the Company Securities of the Tagging Persons Transferred pursuant thereto, with the cash portion of the purchase price paid by wire transfer of immediately available funds in accordance with the wire transfer instructions in the applicable Tag-Along Response Notices and (iii) promptly after the consummation of such Tag-Along Sale, furnish such other evidence of the completion and the date of completion of such Transfer and the terms thereof as may be reasonably requested by the Tagging Persons.

(c)                                  If at the termination of the Tag-Along Notice Period any Other Stockholder shall not have elected to participate in the Tag-Along Sale, such Other Stockholder shall be deemed to have waived its rights under Section 9.01(a) with respect to, and only with respect to, the Transfer of its Company Securities pursuant to such Tag-Along Sale.

(d)                                 If (i) any Other Stockholder declines to exercise its Tag-Along Rights or (ii) any Tagging Person elects to exercise its Tag-Along Rights with respect to less than such Tagging Person’s Tag-Along Portion (the “Excess Portion”), the Tag-Along Seller shall notify the Tagging Persons who desire to sell their Tag-Along Portion (but not less than such amount) (a “Fully Participating Tagging Person”) and the Tag-Along Seller and any Fully Participating Tagging Person shall be entitled to Transfer, pursuant to the Tag-Along Offer, in addition to any Company Securities already being Transferred, a number of Company Securities held by it equal to the product of (i) the Excess Portion and (ii) a fraction, the numerator of which is the Aggregate Ownership of the class of Company Securities of the Tag-Along Seller or Fully Participating Tagging Person, as the case may be, and the denominator of which is equal to the sum of the Aggregate Ownership of the class of Company Securities of the Tag-Along Seller and all Fully Participating Tagging Persons.

(e)                                  The Tag-Along Seller shall Transfer, on behalf of itself and any Tagging Person, the Company Securities subject to the Tag-Along Offer and elected to be

Transferred on the terms and conditions set forth in the Tag-Along Notice within 120 days (or such longer period as extended under Section 9.01(a)) of the date on which all Tag-Along Rights shall have been waived, exercised or expired (the “Tag-Along Date”).

(f)                                    Notwithstanding anything contained in this Section 9.01, there shall be no liability on the part of the Tag-Along Seller to the Tagging Persons (other than the obligation to return any certificates evidencing Company Securities and limited powers- of-attorney received by the Tag-Along Seller) if the Transfer of Company Securities pursuant to Section 9.01 is not consummated for whatever reason.  The decision to effect a Transfer of Company Securities pursuant to this Section 9.01 by the Tag-Along Seller is in the sole and absolute discretion of the Tag-Along Seller.

(g)                                 The provisions of this Section 9.01 shall not apply to any Transfer of Company Securities: (i) to any Permitted Transferees of the Tag-Along Seller, (ii) in a Drag-Along Sale for which the Drag-Along Seller shall have elected to exercise its rights under Section 9.02 or (iii) in the Initial Public Offering or at any time thereafter.  The provisions of this Section 9.01 shall terminate upon the consummation of the Initial Public Offering.

SECTION 9.02.                 Drag-Along Rights.  (a)  Subject to Sections 9.02(g) and 9.03, if one or more of the DLJMB Funds (collectively, the “Drag-Along Seller”) propose to Transfer any class of Company Securities to any Third Party or Parties (the “Drag-Along Transferee”) in a single transaction or in a series of related transactions, and

(i)                                     the Company Securities to be Transferred by the Drag-Along Seller represent not less than 50% of the Initial Ownership of that class of Company Securities owned by the DLJMB Funds (in which case the provisions of Sections 9.02(b)-(e) and (g) shall apply),

(ii)                                  the Company Securities to be Transferred by the Drag-Along Seller, together with the Company Securities to be Transferred by the Other Stockholders pursuant to this Section 9.02(a), constitute more than 50% of the Common Shares then outstanding (in which case the provisions of Sections 9.02(b)-(e) and (g) shall apply), or

(iii)                               the Transfer is a Block Sale (in which case the provisions of Sections 9.02(f)-(g) shall apply),

(any such Transfer, a “Drag-Along Sale”), the Drag-Along Seller may at its option (in the case of (i) and (ii) above, and shall, in the case of (iii) above) require each Other Stockholder to Transfer the Drag-Along Portion of the class of Company Securities (“Drag-Along Rights”) then held by such Other Stockholder for the same consideration per share or unit of the relevant class of Company Securities and otherwise on the same terms and conditions as the Drag-Along Seller.

(b)                                 The Drag-Along Seller shall provide notice of such Drag-Along Sale to the Other Stockholders (a “Drag-Along Sale Notice”) not later than five (5) Business Days prior to the proposed Drag-Along Sale.  The Drag-Along Sale Notice shall identify the Drag-Along Transferee, the number of Company Securities subject to the Drag-Along Sale, the consideration for which a Transfer is proposed to be made (the “Drag-Along Sale Price”) and all other material terms and conditions of the Drag-Along Sale.  The number of Company Securities to be sold by each Other Stockholder shall be the Drag-Along Portion of the class of Company Securities that such Other Stockholder owns.  Each Other Stockholder shall be required to participate in the Drag-Along Sale on the terms and conditions set forth in the Drag-Along Sale Notice and to tender the Drag-Along Portion of its Company Securities as set forth below.  The price payable in such Transfer shall be the Drag-Along Sale Price.  Not later than five (5) Business Days after the date of the Drag-Along Sale Notice (the “Drag-Along Sale Notice Period”), each of the Other Stockholders shall deliver to a representative of the Drag-Along Seller designated in the Drag-Along Sale Notice the certificate and other applicable instruments representing the Company Securities of such Other Stockholder to be included in the Drag-Along Sale, together with a limited power-of-attorney authorizing the Drag-Along Seller or such representative to Transfer such Company Securities on the terms set forth in the Drag-Along Notice and wire transfer instructions for payment of the cash portion of the consideration to be received in such Drag-Along Sale, or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Company Securities pursuant to this Section 9.02(b) at the closing for such Drag-Along Sale against delivery to such Other Stockholder of the consideration therefor.  If an Other Stockholder should fail to deliver such certificates to the Drag-Along Seller and the Drag-Along Sale is consummated, the Company shall cause the books and records of the Company to show that such Company Securities are bound by the provisions of this Section 9.02(b) and that such Company Securities shall be Transferred to the Drag-Along Transferee immediately upon surrender for Transfer by the holder thereof.

(c)                                  The Drag-Along Seller shall have a period of 120 days from the date of receipt of the Drag-Along Sale Notice to consummate the Drag-Along Sale on the terms and conditions set forth in such Drag-Along Sale Notice, provided that, if such Drag-Along Sale is subject to regulatory approval, such 120-day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following the date of receipt of the Drag-Along Sale Notice.  If the Drag-Along Sale shall not have been consummated during such period, the Drag-Along Seller shall promptly return to each of the Other Stockholders the limited power-of-attorney (and all copies thereof) and all certificates and other applicable instruments representing Company Securities that such Other Stockholders delivered for Transfer pursuant hereto, together with any other documents in the possession of the Drag-Along Seller executed by the Other Stockholders in connection with such proposed Transfer, and all the restrictions on Transfer contained in this Agreement or otherwise applicable at such time with respect to such Company Securities owned by the Other Stockholders shall again be in effect.

(d)                                 Concurrently with the consummation of the Drag-Along Sale, the Drag-Along Seller shall give notice thereof to the Other Stockholders, shall remit or cause to be remitted to each of the Other Stockholders that have surrendered their certificates and other applicable instruments the total consideration to be paid at the closing of the Drag-Along Sale (the cash portion of which is to be paid by wire transfer of immediately available funds in accordance with such Other Stockholder’s wire transfer instructions) for the Company Securities Transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by such Other Stockholders.

(e)                                  Notwithstanding anything contained in this Section 9.02, there shall be no liability on the part of the Drag-Along Seller to the Other Stockholders (other than the obligation to return the limited power-of-attorney and the certificates and other applicable instruments representing Company Securities received by the Drag-Along Seller) if the Transfer of Company Securities pursuant to this Section 9.02 is not consummated for whatever reason, regardless of whether the Drag-Along Seller has delivered a Drag-Along Sale Notice.  The decision to effect a Transfer of Company Securities pursuant to this Section 9.02 by the Drag-Along Seller is in the sole and absolute discretion of the Drag-Along Seller.

(f)                                    (i)                                     Following the consummation of the Initial Public Offering, upon the request of DLJMB, each of the Other Stockholders shall deliver to DLJMB and, at the option of each Other Stockholder, such Other Stockholder may deliver to DLJMB (a) the stock certificates for and a limited power-of-attorney relating to the Company Securities so specified, which such power-of-attorney shall authorize the Drag-Along Seller to Transfer such Company Securities in connection with any Block Sale, (b) transfer instructions for payment of consideration to be received in any Block Sale and (c) such other instruments and agreements as are reasonably requested by DLJMB in order to effectuate the provisions of this Section 9.02(f).  If DLJMB has requested stock certificates and a limited power-of-attorney to tender the Drag-Along Portion of the Other Stockholder’s Company Securities, any Other Stockholder may, by written notice to DLJMB, request, and DLJMB shall, promptly effect a Transfer of the Company Securities described in such notice and otherwise permitted under this Agreement on its behalf.

(ii)                                  The Drag-Along Seller shall have no obligation to provide prior notice of any Block Sale to the Other Stockholders.  The number of Company Securities to be sold by each Other Stockholder in any Block Sale shall be its Drag-Along Portion of the relevant class of Company Securities being sold.  Each Other Stockholder shall be required to participate in the Drag-Along Sale and, to the extent DLJMB has not requested stock certificates and a limited power-of-attorney to tender the Drag-Along Portion of the Other Stockholder’s Company Securities, shall, upon the request of DLJMB, be obligated to promptly tender their securities and power of attorney as set forth in Section 9.02(b) above, in any event no later than the end of the Business Day immediately preceding settlement date for any Block Sale.  If an Other Stockholder fails to timely deliver its stock certificates and/or power of attorney within one Business Day of the request by DLJMB, whether requested pursuant to subsection (i) above or this subsection (ii), then the Drag-Along Seller shall have no obligation to include such Other Stockholder in the Drag-Along Sale.  The price per share of Company Securities payable in such Block Sale shall be the price per share received by the DLJMB Funds in such sale.

(iii)                               After the execution of any Block Sale, the Drag-Along Seller shall provide prompt written notice to the Other Stockholders of such trade, which notice shall identify the number of Company Securities sold in connection with the Drag-Along Sale and the consideration for which the Transfer was made and upon the settlement of any Block Sale, the Drag-Along Seller shall remit or cause to be remitted to each of the Other Stockholders the total consideration paid at the closing of the Drag-Along Sale by wire transfer of immediately available funds and shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by such Other Stockholders.

(iv)                              Notwithstanding anything contained in this Section 9.02(f), there shall be no liability on the part of the Drag-Along Seller to the Other Stockholders if the Transfer of Company Securities pursuant to this Section 9.02(f) is not consummated for whatever reason, regardless of whether the Drag-Along Seller has delivered any prior notice of a Block Sale.  The decision to effect a Transfer of Company Securities of a Block Sale by the Drag-Along Seller is in the sole and absolute discretion of the Drag-Along Seller.

(g)                                 The provisions of this Section 9.02 shall not apply to any Transfer of the Common Shares in a Public Offering; provided, however, that the provisions of this Section 9.02 shall continue to apply in connection with any Transfer of the Preferred Shares in a Public Offering.  The provisions of this Section 9.02 shall continue in effect following the consummation of the Initial Public Offering.

SECTION 9.03.                 Additional Conditions to Tag-Along Sales and Drag-Along Sales.  Notwithstanding anything contained in Sections 9.01 or 9.02, in connection with a Tag-Along Sale under Section 9.01 or a Drag-Along Sale under Section 9.02:

(a)                                  the DLJMB Funds shall ensure that upon the consummation of such Tag-Along Sale or Drag-Along Sale, all of the Stockholders participating therein will receive the same form and amount of consideration per share, or, if any Stockholders are given an option as to the form and amount of consideration to be received, all Stockholders participating therein will be given the same option; and

(b)                                 each Other Stockholder shall (i) make such representations, warranties and covenants and enter into such definitive agreements as are customary for transactions of the nature of the proposed Transfer, (ii) benefit from and be subject to all of the same provisions of the definitive agreements as the Tag-Along Seller or Drag-Along Seller, as the case may be, and (iii) be required to bear their proportionate share of any escrows, holdbacks or adjustments in respect of the purchase price or indemnification obligations; provided that no Other Stockholder shall be obligated (A) to indemnify, other than severally indemnify, any Person in connection with such Tag-Along Sale or Drag-Along Sale, as the case may be, or (B) to incur liability to any Person in connection with such Tag-Along Sale or Drag-Along Sale, as the case may be, including without limitation under any indemnity, in excess of the lesser of (1) its pro rata share of such liability and (2) the proceeds realized by such Other Stockholder in such sale.

SECTION 9.04.                 Preemptive Rights.  (a) The Company, Intermediate Holdings or Jostens, as the case may be, shall give each Syndicate Stockholder written notice (an “Issuance Notice”) of any proposed issuance by the Company, Intermediate Holdings or Jostens, as the case may be, of any Company Securities to any DLJMB Funds or their successors at least ten (10) Business Days prior to the proposed issuance date.  The Issuance Notice shall specify the number and class of such Company Securities and the price at which such Company Securities are to be issued to any DLJMB Fund or DLJMB Funds and the other material terms and conditions of the issuance.  Subject to Section 9.04(e) below, if any DLJMB Fund or DLJMB Funds will purchase any such Company Securities from the Company, Intermediate Holdings or Jostens, as the case may be, each Syndicate Stockholder shall be entitled to purchase such Syndicate Stockholder’s Pro Rata Share of the Company Securities proposed to be issued to the DLJMB Funds, at the price and on the other terms and conditions specified in the Issuance Notice.

(b)                                 Each Syndicate Stockholder may exercise its rights under this Section 9.04 by delivering notice of its election to purchase such Company Securities to the Company, Intermediate Holdings or Jostens, as the case may be, and the DLJMB Funds within ten (10) Business Days of receipt of the Issuance Notice.  A delivery of such notice (which notice shall specify the number (or amount) of Company Securities to be purchased by the Syndicate Stockholder submitting such notice) by such Syndicate Stockholder shall constitute a binding agreement of such Syndicate Stockholder to purchase, at the price and on the terms and conditions specified in the Issuance Notice, the number (or amount) of Company Securities specified in such Syndicate Stockholder’s notice.  If, at the termination of such ten (10) Business Day-period, any Syndicate Stockholder shall not have exercised its rights to purchase any of such Syndicate Stockholder’s Pro Rata Share of such Company Securities, such Syndicate Stockholder shall be deemed to have waived all of its rights under this Section 9.04 with respect to, and only with respect to, the purchase of such Company Securities.

(c)                                  If any Syndicate Stockholder declines to exercise its preemptive rights under this Section 9.04 or elects to exercise such rights with respect to less than such Syndicate Stockholder’s Pro Rata Share (the “Excess Shares”), the DLJMB Funds

and any participating Syndicate Stockholder electing to exercise its rights with respect to its full Pro Rata Share (a “Fully Participating Syndicate Stockholder”) shall be entitled to purchase from the Company, Intermediate Holdings or Jostens, as the case may be, an additional number of Company Securities equal to the product of (i) the Excess Shares and (ii) a fraction, the numerator of which is the Aggregate Ownership of that class of Company Securities of the DLJMB Funds or the Fully Participating Syndicate Stockholder, as the case may be, and the denominator of which is equal to the sum of the Aggregate Ownership of that class of Company Securities of the DLJMB Funds and all Fully Participating Syndicate Stockholders.

(d)                                 The Company, Intermediate Holdings or Jostens, as the case may be, shall have ninety (90) days from the date of the Issuance Notice to consummate the proposed issuance of any or all of such Company Securities that the DLJMB Funds and each Syndicate Stockholder have elected not to purchase at the price and upon terms and conditions that are not materially less favorable to the Company, Intermediate Holdings or Jostens, as the case may be, than those specified in the Issuance Notice, provided that, if such issuance is subject to regulatory approval, such 90-day period shall be extended until the expiration of five (5) Business Days after all such approvals have been received, but in no event later than 120 days from the date of the Issuance Notice.  At the consummation of such issuance, the Company, Intermediate Holdings or Jostens, as the case may be, shall issue certificates representing the Company Securities to be purchased by each Syndicate Stockholder exercising preemptive rights pursuant to this Section 9.04 registered in the name of such Syndicate Stockholder, against payment by such Syndicate Stockholder of the purchase price for such Company Securities.  If the Company, Intermediate Holdings or Jostens, as the case may be, proposes to issue any class of Company Securities after such 90-day period or on other terms materially less favorable to the issuer, it shall again comply with the procedures set forth in this Section 9.04.

(e)                                  None of the Company, Intermediate Holdings or Jostens shall be under any obligation to consummate any proposed issuance of Company Securities, nor shall there be any liability on the part of the Company, Intermediate Holdings or Jostens to any Syndicate Stockholder if the proposed issuance of Company Securities pursuant to this Section 9.04 is not consummated for whatever reason, regardless of whether it shall have delivered an Issuance Notice in respect of such proposed issuance.

(f)                                    The Company, Intermediate Holdings or Jostens may offer and sell Company Securities to the DLJMB Funds subject to the preemptive rights under this Section 9.04 without first offering such Company Securities to the Syndicate Stockholders or complying with the procedures of this Section 9.04, so long as the Syndicate Stockholders receive prompt written notice of such sales and thereafter are given the opportunity to purchase their respective Pro Rata Shares of such Company Securities within forty-five (45) days after the close of such sale and in any event no later than ten (10) Business Days from receipt of the notice referred to herein on substantially the same terms and conditions as such sale to the DLJMB Funds, however, the price of such Company Securities shall be identical to the price paid by the DLJMB Funds.

ARTICLE 10
REGISTRATION RIGHTS

SECTION 10.01.                                        Piggyback Registration.  (a) If the Company (for purposes of this Article 10, to the extent Company Securities includes equity securities of Intermediate Holdings, “Company” shall refer to the Company or Intermediate Holdings, as applicable) proposes to register any Company Securities under the Securities Act (whether for itself or in connection with a sale of securities by a Third Party, but other than a registration on Form S-8 or S-4, or any successor or similar forms, relating to Common Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person) and in such registration shares of Registrable Securities owned by the DLJMB Funds will be offered for sale, the Company shall each such time give prompt written notice at least ten (10) Business Days prior to the anticipated filing date of the registration statement relating to such registration to each Stockholder hereunder, which notice shall set forth such Stockholder’s rights under this Section 10.01 and shall offer such Stockholder the opportunity to include in such registration statement up to a number of the same class or series of Registrable Securities as proposed to be offered in such registration equal to its total amount of such Registrable Securities multiplied by a fraction, the numerator of which is the number of such Registrable Securities proposed to be sold by the DLJMB Funds (for its own account) in such offering and the denominator of which is the aggregate number of such Registrable Securities of such class or series held by the DLJMB Funds at such time (a “Piggyback Registration”), subject to the restrictions set forth herein.  Upon the request of any such Stockholder made within five (5) Business Days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by such Stockholder), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Stockholders with rights to require registration of Company Securities hereunder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that (i) if such registration involves a Public Offering, all such Stockholders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company or any other selling stockholders, and (ii) if, at any time after giving notice of its intention to register any Company Securities pursuant to this Section 10.01(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Stockholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  The Company shall be liable for and pay all Registration Expenses in connection with each Piggyback Registration.

(b)                                 If a Piggyback Registration involves a Public Offering and the managing underwriter advises the Company that, in its view, the number of Company Securities that the Company and such selling stockholders propose to include in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)                                     first, so much of the Company Securities proposed to be registered for the account of the Company, if any, as would not cause the offering to exceed the Maximum Offering Size, and

(ii)                                  second, all Registrable Securities requested to be included in such registration by any Stockholders pursuant to Section 10.01 and similar registration rights provided to Stockholders by the Company (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Stockholders based on their relative ownership of Company Securities).

SECTION 10.02.                                        Lock-Up Agreements.  If any registration of Company Securities shall be effected in connection with a Public Offering and provided that the DLJMB Funds are subject to the same restrictions set forth herein, neither the Company nor any Other Stockholder shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any Company Securities or other security of the Company (except as part of such Public Offering) during the period (each such period, a “Lock-Up Period”) beginning five (5) days prior to distribution of a preliminary prospectus until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) (A) 180 days after the effective date of the Initial Public Offering in the event of an Initial Public Offering and (B) 90 days after the effective date of the Public Offering for other Public Offerings; provided, however, that this restriction shall not apply to any Company Securities or other securities of the Company acquired in the Initial Public Offering, in any Public Offering or in any open market transaction following the Initial Public Offering.

SECTION 10.03.                                        Participation in a Public Offering.  Whenever any Stockholders exercise their rights under this Section 10.01:

(a)                                  The Company may require each such Stockholder registering Shares hereunder (each, a “Registering Stockholder”) to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time request and such other information as may be legally required in connection with such registration.

(b)                                 Each such Registering Stockholder agrees that, upon receipt of any written notice from the Company of the occurrence of any event requiring the preparation of a supplement or amendment of a prospectus relating to the Registrable Securities covered by a registration statement that is required to be delivered under the Securities Act so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or to make the statements therein not misleading, such Stockholder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Stockholder’s receipt of the copies of a supplemented or amended prospectus, and, if so directed by the Company, such Stockholder shall deliver to the Company all copies, other than any permanent file copies then in such Stockholder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

(c)                                  No Stockholder will be permitted to require registration of any Registrable Securities in any Public Offering hereunder unless such Stockholder (a) agrees to sell such Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

SECTION 10.04.                                        Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Registering Stockholder holding Registrable Securities covered by a registration statement, its officers, directors, employees, managers, members, partners and agents, and each Person, if any, who controls any such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Stockholder or on such Stockholder’s behalf expressly for use therein, provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Stockholder and it was the responsibility of such Stockholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Damages.

SECTION 10.05.                                        Indemnification by the Participating Stockholders.  Each Registering Stockholder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Stockholder, but only (i) with respect to information furnished in writing to the Company by such Stockholder or on such Stockholder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Stockholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was available to such Stockholder and would have cured the defect giving rise to such Damages.  Each such Stockholder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 10.05.  No Registering Stockholder shall be liable under this Section 10.05 for any Damages in excess of the net proceeds realized by such Stockholder in the sale of Registrable Securities of such Stockholder to which such Damages relate.

SECTION 10.06.                                        Conduct of Indemnification Proceedings.  If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 10, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Damages (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

SECTION 10.07.                                        Contribution.  If the indemnification provided for in this Article 10 is unavailable to the Indemnified Parties in respect of any Damages, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Registering Stockholders holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Stockholders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Stockholders on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Stockholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Stockholder in connection with such statements or omissions, as well as any other relevant equitable considerations.  The relative benefits received by the Company and such Stockholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Stockholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus.  The relative fault of the Company and such Stockholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Stockholders or by such underwriters.

The relative fault of the Company on the one hand and of each such Stockholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Registering Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 10.07 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10.07, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Registering Stockholder shall be required to contribute any amount in excess of the amount by which the net proceeds realized by such Stockholder in the sale of Registrable Securities of such Stockholder to which such Damages relate exceeds the amount of any Damages that such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Each Registering Stockholder’s obligation to contribute pursuant to this Section 10.07 is several in the proportion that the proceeds of the offering received by such Stockholder bears to the total proceeds of the offering received by all such Registering Stockholders and not joint.

SECTION 10.08.                                        Other Indemnification.  Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Stockholder participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

SECTION 10.09.                                        Cooperation by the Company.  If any Stockholder shall transfer any Registrable Securities pursuant to Rule 144, the Company shall cooperate, to the extent commercially reasonable, with such Stockholder and shall provide to such Stockholder such information as such Stockholder shall reasonably request.

SECTION 10.10.                                        No Transfer of Registration Rights.  None of the rights of Stockholders under this Article 10 shall be assignable by any Stockholder to any Person acquiring Securities in any Public Offering or pursuant to Rule 144 but are assignable to other Persons to whom Company Securities are Transferred in compliance with this Agreement.

ARTICLE 11
CERTAIN COVENANTS AND AGREEMENTS

SECTION 11.01.                                        Confidentiality.  (a)  Each Syndicate Stockholder agrees that Confidential Information (as defined below) furnished and to be furnished to it was and shall be made available in connection with such Syndicate Stockholder’s investment in the Company.  Such Syndicate Stockholder acknowledges that the Confidential Information which such Syndicate Stockholder has obtained or will obtain is the property of the Company and its Subsidiaries.  Such Syndicate Stockholder agrees that neither it nor its Representatives (as defined below) shall use any Confidential Information other than in connection with its investment in the Company, and not for any other purpose and each Syndicate Stockholder agrees that neither it nor its Representatives shall, directly or indirectly, disclose, reveal, divulge or communicate to any Person or use or otherwise exploit for its or their own benefit or for the benefit of anyone other than the Company and its Subsidiaries, any Confidential Information, except that Confidential Information may be disclosed: (i) to such Stockholder’s Representatives (as defined below) in the normal course of the performance of their duties or to any financial institution providing credit to such Syndicate Stockholder provided that (A) no such Person may be an Adverse Person and (B) any such Person in receipt of Confidential Information advised in writing of the confidential nature of the Confidential Information and the Syndicate Stockholder’s obligations under this Agreement and such Syndicate Stockholder shall be responsible for any breach by such Persons of the obligations of such Syndicate Stockholder in this Section 11.01, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Syndicate Stockholder is subject; provided that such Syndicate Stockholder give the Company prompt notice of such requests, to the extent practicable, so that the Company may seek an appropriate protective order or similar relief (and the Stockholder shall cooperate with such efforts by the Company, and shall in any event make only the minimum disclosure required by such law, rule or regulation)) or (iii) if the prior written consent of the Company shall have been obtained. Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein, as they relate to the sale of the Shares, shall not apply to the tax structure or tax treatment of the sale of the Shares, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all Persons, without limitation of any kind, the tax structure and tax treatment of the sale of the Shares; provided, however, that such disclosure shall not include the name (or other identifying information not relevant to the tax structure or tax treatment) of any Person and shall not include information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(b)                                 “Confidential Information” shall mean trade secrets, confidential or proprietary information and all other knowledge, know-how, information, documents or materials owned, developed or possessed by the Company or any Persons that are or become its Subsidiaries, whether in tangible or intangible form, pertaining to the business of the Company or its Subsidiaries or any customer, known or intended to be known only to directors, officers or employees of the Company or its Subsidiaries or other persons in a confidential relationship with the Company or its Subsidiaries or the confidentiality of which the Company or its Subsidiaries takes reasonable measures to protect, including, but not limited to, operating procedures, knowledge of the organization, publications and events (including advertising and exhibitor prices, costs, sales or content), processes, contracts, financial information or measures, non-public financial information, business methods, future business plans, customers (including identities of customers and prospective customers, identities of individual contacts at business entities which are customers or prospective customers, preferences, businesses or habits), business relationships, board materials and other information owned, developed or possessed by the Company or its Subsidiaries; provided that Confidential Information shall not include information that (i) is or becomes generally known to the public other than as a result of a disclosure by a Syndicate Stockholder or its Affiliates, general partners, directors, officers, managers, managing members, employees, agents, counsel, accountants, investment advisers or representatives (all such Persons being collectively referred to as “Representatives”) who need to have access to the Confidential Information for legitimate business purposes not in violation of this Agreement, (ii) is or was available to such Stockholder on a non-confidential basis prior to its disclosure to such Stockholder or its Representatives, or (iii) was or becomes available to such Stockholder on a non-confidential basis from a source other than the Company, which source is or was (at the time of receipt of the relevant information) not, to the best of such Stockholder’s knowledge, bound by a confidentiality agreement with the Company or another Person.

SECTION 11.02.                                        Restrictive Covenants.

(a)                                  Without the prior written consent of the Company, no Restricted Person (as defined below) shall, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of any business, whether in corporate, proprietorship or partnership form or otherwise, primarily engaged in the United States or Canada in school photography services and school-related affinity products and services, including yearbooks, class rings and graduation products (a “Restricted Business”); provided, however, that the restrictions contained in this Section 11.02(a) shall not (i) restrict the acquisition by such Restricted Person, directly or indirectly, of less than 2% of the outstanding capital stock of any publicly traded company engaged in a Restricted Business or (ii) restrict such Restricted Person from being the beneficial owner of a limited partnership interest in a limited partnership that holds an investment in a Restricted Businesses so long as such limited partnership interest does not itself indirectly represent a controlling interest in such Restricted

Business.  For purposes of the foregoing, with respect to each Syndicate Stockholder, “Restricted Person” shall mean such Syndicate Stockholder and its Affiliates, general partners, directors, officers, managers, managing members, employees, investment advisors, representatives and agents who are in receipt of Confidential Information.  A Syndicate Stockholder shall be responsible for any breach by its Affiliates, general partners, directors, officers, managers, managing members, employees and agents of this Section 11.02.

(b)                                 The parties hereto agree that, if any court of competent jurisdiction in a final nonappealable judgment determines that a specified time period, a specified geographical area, a specified business limitation or any other relevant feature of this Section 11.02 is unreasonable, arbitrary or against public policy, then a lesser time period, geographical area, business limitation or other relevant feature which is determined to be reasonable, not arbitrary and not against public policy may be enforced against the applicable party.

SECTION 11.03.                                        Monthly Reports.  Within 15 days after the end of each calendar month, the Company shall furnish to each Syndicate Stockholder purchasing Shares hereunder for an aggregate Purchase Price of at least $9.5 million (treating, for purposes hereof, NIB Capital Private Equity Co-Investments 2000 C.V., NIB Capital Private Equity Later Stage Co-Investments Custodian II B.V. and their Permitted Transferees as one Syndicate Stockholder) an unaudited management report prepared by the Company in the ordinary course of business consistent with past practice.  Following an Initial Public Offering, a Syndicate Stockholder shall not be entitled to continue to receive such reports unless it executes and delivers to the Company a confidentiality agreement in form and substance reasonably satisfactory to the Company and such Syndicate Stockholder designed to ensure compliance with the federal securities laws.  The right of any individual Syndicate Stockholder to receive such monthly reports shall terminate on the date on which the value of its Shares (calculated based upon the purchase prices set forth in Section 2.01) that continue to be held by such Syndicate Stockholder falls below 25% (as a result of Transfers, except for Transfers to a Permitted Transferee) of the initial value of such Shares (calculated based upon the purchase prices set forth in Section 2.01).

SECTION 11.04.                                        Financial Statements.  If at any time the Company is no longer required to file periodic reports pursuant to the Exchange Act, it will prepare and furnish to the Syndicate Stockholders quarterly unaudited consolidated financial statements (no later than sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company) and year-end audited consolidated financial statements (no later than ninety (90) days after the end of the fiscal year of the Company).

SECTION 11.05.                                        Board Packages.  Prior to the Initial Public Offering, the Company shall provide each Syndicate Stockholder purchasing Shares hereunder for an aggregate Purchase Price of at least $9.5 million (treating, for purposes hereof, NIB Capital Private Equity Co-Investments 2000 C.V., NIB Capital Private

Equity Later Stage Co-Investments Custodian II B.V. and their Permitted Transferees as one Syndicate Stockholder) with a copy of all notices and information that the Company distributes to the Board in connection with regularly scheduled meetings (but not special meetings) of the Board at the same time and in the same manner as given to the members of the Board.  The right of any individual Syndicate Stockholder to receive such board packages shall terminate on the date on which the value of its Shares (calculated based upon the purchase prices set forth in Section 2.01) that continue to be held by such Syndicate Stockholder falls below 50% (as a result of Transfers, except for Transfers to a Permitted Transferee) of the initial value of such Shares (calculated based upon the purchase prices set forth in Section 2.01).

ARTICLE 12
MISCELLANEOUS

SECTION 12.01.                                        Stockholders Representative.  For purposes of this Agreement, the DLJMB Funds hereby consent to the appointment of DLJMB, as representative (the “Stockholders Representative”) of the DLJMB Funds, and as attorney-in-fact for and on behalf of the DLJMB Funds, and, subject to the express limitations set forth below, the taking by the Stockholders Representative of any and all actions and the making of any decisions required or permitted to be taken by the DLJMB Funds under this Agreement.  The Stockholders Representative will have unlimited authority and power to act on behalf of the DLJMB Funds with respect to this Agreement and the disposition, settlement or other handling of all claims, rights or obligations arising under this Agreement so long as all DLJMB Funds are treated in the same manner.  The DLJMB Funds will be bound by all actions taken by the Stockholders Representative in connection with this Agreement.  In performing its functions hereunder, the Stockholders Representative will not be liable to the DLJMB Funds in the absence of gross negligence or willful misconduct.

SECTION 12.02.                                        Binding Effect; Assignability; Benefit.  (a)  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.  Any Stockholder that ceases to own beneficially any Company Securities shall cease to be bound by the terms hereof (other than (i) the provisions of Sections 10.04, 10.05, 10.06, 10.07 and 10.08 applicable to such Stockholder with respect to any offering of Registrable Securities completed before the date such Stockholder ceased to own any Company Securities, (ii) Section 11.01 and (iii) Article 12).

(b)                                 Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Company Securities or otherwise, except that any Person acquiring Company Securities that is required or permitted by the terms of this Agreement to become a party hereto shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto and shall thenceforth be a “Stockholder”.

(c)                                  Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

SECTION 12.03.                                        Notices.  All notices, requests and other communications to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission,

If to the Company or Intermediate Holdings, to:

Jostens Holding Corp.

Jostens IH Corp.

c/o Jostens, Inc.

5501 Norman Center Drive

Minneapolis, MN  55437
Attention: Paula Johnson
Facsimile:  (952) 830-8492

If to the DLJMB Funds, to:

c/o DLJ Merchant Banking III, Inc.

Eleven Madison Avenue

New York, NY 10010

Attention:  David Wittels

Facsimile:  (212) 538-0415

In each case with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention:  Douglas P. Warner, Esq.

Facsimile:  (212) 310-8007

If to a Syndicate Stockholder, to the address set forth below the name of such Syndicate Stockholder on Annex B hereto or, in each case, at such other address or fax number as such party may hereafter specify for the purpose of notices hereunder by written notice to the other parties hereto.  All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding

Business Day in the place of receipt.  Any notice, request or other written communication sent by facsimile transmission shall be confirmed by certified or registered mail, return receipt requested, posted within one (1) Business Day, or by personal delivery, whether courier or otherwise, made within two (2) Business Days after the date of such facsimile transmissions.

Any Person that hereafter becomes a Stockholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Stockholder.

SECTION 12.04.                                        Waiver; Amendment; Termination.  (a)  No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.  No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by (1) the Company; (2) Intermediate Holdings; (3) DLJMB; and, if any such amendment adversely affects the rights or obligations of the Syndicate Stockholders under this Agreement, the Syndicate Stockholders holding at least 50% of the outstanding Common Shares held by all of the Syndicate Stockholders at the time of such proposed amendment or modification.  Upon any amendment of this Agreement, prompt written notice thereof shall be sent by the Company to each of the Stockholders.

(b)                                 This Agreement shall terminate on the tenth anniversary of the Closing Date unless earlier terminated, provided that such term may be extended by the Company and Intermediate Holdings with the consent of the DLJMB Funds and the holders of at least 50% of the outstanding Common Shares held by the Syndicate Stockholders at the time of such extension.

SECTION 12.05.                                        Fees and Expenses.  Each party shall pay its own costs and expenses incurred in connection with the preparation and execution of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby and all matters related hereto.

SECTION 12.06.                                        Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

SECTION 12.07.                                        Jurisdiction.  The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.03 shall be deemed effective service of process on such party.

SECTION 12.08.                                        Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 12.09.                                        Specific Enforcement; Cumulative Remedies.  The parties hereto acknowledge that money damages may not be an adequate remedy for violations of this Agreement and that any party, in addition to any other rights and remedies which the parties may have hereunder or at law or in equity, may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunction or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, powers or remedies by such party.

SECTION 12.10.                                        Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

SECTION 12.11.                                        Entire Agreement.  This Agreement and any exhibits and other documents referred to herein constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto, or between any of them, with respect to the subject matter hereof and thereof.

SECTION 12.12.                                        Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

SECTION 12.13.                                        Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 12.14.                                        Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Jostens Holding Corp.

By:	/s/ Robert C. Buhrmaster
Name: Robert C. Buhrmaster
Title: Chairman & CEO

Jostens IH Corp.

By:	/s/ Robert C. Buhrmaster
Name: Robert C. Buhrmaster
Title: Chairman & CEO

DLJMB FUNDS:

DLJ Merchant Banking Partners III, L.P.
By:	DLJ Merchant Banking III, Inc.
Managing General Partner

By:	/s/ Jason Mozingo
Name: Jason Mozingo
Title: Attorney-In-Fact

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-1, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-1, C.V.

By:	/s/ Jason Mozingo
Name: Jason Mozingo
Title: Attorney-In-Fact

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-2, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-2, C.V.

By:	/s/ Jason Mozingo
Name: Jason Mozingo
Title: Attorney-In-Fact

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

By:	/s/ Jason Mozingo
Name: Jason Mozingo
Title: Attorney-In-Fact

DLJ MB Partners III GmbH & Co. KG
By:	DLJ Merchant Banking III, L.P.
Managing Limited Partner
By:	DLJ Merchant Banking III, Inc.
General Partner

By:	/s/ Jason Mozingo
Name: Jason Mozingo
Title: Attorney-In-Fact

Millennium Partners II, L.P.
By:	DLJ Merchant Banking III, Inc.
Managing General Partner

By:	/s/ Jason Mozingo
Name: Jason Mozingo
Title: Attorney-In-Fact

MBP III Plan Investors, L.P.
By:	DLJ LBO Plans Management Corporation
Managing General Partner

By:	/s/ Jason Mozingo
Name: Jason Mozingo
Title: Attorney-In-Fact

SYNDICATE STOCKHOLDERS

NIB CAPITAL PRIVATE EQUITY
CO-INVESTMENTS 2000 C.V.

By:	its general partner NIB Capital Private Equity Co-Investments B.V.

Represented by NIB Capital Private
Equity N.V

	By:	/s/ Willemijn Milders
Willemijn Milders Legal Counsel

	By:	/s/ Patrick F.F. de van der Schueren
Patrick F.F. de van der Schueren Head of Legal Affairs

NIB CAPITAL PRIVATE EQUITY
LATER STAGE CO-INVESTMENTS CUSTODIAN II B.V. (as custodian for NIB Capital Private Equity Later Stage Co-Investments II C.V.)

By:		NIB Capital Private Equity N.V., its managing director

	By:	/s/ Willemijn Milders
Willemijn Milders Legal Counsel

	By:	/s/ Patrick F.F. de van der Schueren
Patrick F.F. de van der Schueren Head of Legal Affairs

New York Life Capital Partners, L.P.

	By:	NYLCAP Manager, LLC,
its investment manager

By:	/s/ Adam G. Clemens
Name: Adam G. Clemens Title: Executive VP and COO

The Northwestern Mutual Life Insurance Company

By:	/s/ David A. Barras
Name: David A. Barras Title: Its Authorized Representative

C-SQUARED CDO LTD.

By: TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Jonathan Insull
Name: Jonathan Insull Title: Managing Director

CCC/OMNI Investment Partners. L.P.

By:	/s/ Mark Attanasio
Name: Mark Attanasio Title: General Partner

ANNEX A

Attached.

ANNEX B

SYNDICATE STOCKHOLDER NOTICE INFORMATION

NIB Capital Private Equity Co-Investments 2000 C.V.

NIB Capital Private Equity Later Stage Co-Investments Custodian II B.V.

Iain Leigh and Dennis Ever
NIB Capital Private Equity Inc.
600 5th Avenue, 17th Floor
New York, N.Y. 10020

For legal materials, a copy to:

Patrick F.F. de van der Schueren
NIB Capital Private Equity NV
Head of Legal Affairs
Jachthavenweg 118
Amsterdam 1081 KJ
The Netherlands

and

Daniel Kolb
Ropes and Gray
45 Rockefeller Center
New York, N.Y. 10111-0087

The Northwestern Mutual Life Insurance Company

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention:	Lisa Cadotte
Facsimile:	(414) 665-7124

New York Life Capital Partners, L.P.

New York Life Capital Partners, L.P.
c/o NYLCAP Manager, LLC
51 Madison Avenue, Suite 3009
New York, NY 10010
Attention:	Adam Clemens

Amanda Parness
Matthew Cashion
Nancy Scotton
Facsimile:	(212) 576-5591

and

New York Life Investment Management LLC
Office of the General Counsel
51 Madison Avenue, Room 1104
New York, NY 10010
Attention:	Donnamarie Cristina, Esq.
Facsimile:	(212) 576-8340

In each case with a copy, which shall not constitute notice, to:

Akin Gump Strauss Hauer & Feld LLP
590 Madison Avenue
New York, NY 10022
Attention:	James E. Kaye, Esq.
Facsimile:	(212) 407-1002

C-Squared CDO Ltd

c/o JPMorgan Chase Bank – Texas
Attn: Melanie Ecter / Acct. 10202133.2
600 Travis Street, 48th Floor
Houston, TX 77002-8039

With a copy, which shall not constitute notice, to:

C-SQUARED CDO LTD
Trust Company of the West
200 Park Avenue, Suite 2200
New York, NY 10166
Attn:	Steven Kalin
Matthew Miller

CCC/OMNI Investment Partners, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025

EXHIBIT A

JOINDER TO SYNDICATE STOCKHOLDERS’ AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Stock Purchase and Stockholders’ Agreement dated as of September 3, 2003 (the “Syndicate Stockholders’ Agreement”) among JOSTENS HOLDING CORP., JOSTENS IH CORP. and certain other persons named therein, as the same may be amended from time to time.  Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Syndicate Stockholders’ Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to and “Stockholder” under the Syndicate Stockholders’ Agreement as of the date hereof and shall have all of the rights and obligations of the Stockholder from whom it has acquired Company Securities (to the extent permitted by the Syndicate Stockholders’ Agreement) as if it had executed the Syndicate Stockholders’ Agreement.  The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Syndicate Stockholders’ Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:	,

[NAME OF JOINING PARTY]

By:
Name:
Title:
Address for Notices:

AGREED ON THIS [     ] day of [      ], 200[  ]:

JOSTENS HOLDING CORP.

By:
Name:
Title:

JOSTENS IH CORP.

By:
Name:
Title:

EXHIBIT B

INSTRUMENT OF ACCESSION

This Instrument of Accession (this “Instrument of Accession”) is made as of the date written below by the undersigned (the “Additional Syndicate Stockholder”) in accordance with the Stock Purchase and Stockholders’ Agreement dated as of September 3, 2003 (the “Syndicate Stockholders’ Agreement”) among JOSTENS HOLDING CORP., JOSTENS IH CORP. and certain other persons named therein, as the same may be amended from time to time.  Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Syndicate Stockholders’ Agreement.

By execution of this Instrument of Accession, the Additional Syndicate Stockholder shall be deemed to be a party to and “Syndicate Stockholder” under the Syndicate Stockholders’ Agreement as of the date hereof and shall have all of the rights and obligations of a Syndicate Stockholder, including the obligation to purchase the number of shares of Common Stock and Preferred Stock set forth opposite the signature of the Additional Syndicate Stockholder below for the Purchase Price set forth below.  The Additional Syndicate Stockholder hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Syndicate Stockholders’ Agreement.

This Instrument of Accession shall take effect and shall become an integral part of the Syndicate Stockholders’ Agreement immediately upon (i) execution and delivery by the Additional Syndicate Stockholder to the DLJMB Funds and (ii) execution on behalf of the DLJMB Funds, Jostens Holding Corp. and Jostens IH Corp. of this Instrument of Accession.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ,

[NAME OF ADDITIONAL SYNDICATE STOCKHOLDER]
Number of shares of Class A Common Stock:
Number of shares of Class B Common Stock:
Number of shares of Preferred Stock:	By:
Aggregate Purchase Price:	Name:
Title:
Address for Notices:

AGREED ON THIS [     ] day of [       ], 200[  ]:

JOSTENS HOLDING CORP.

By:
Name:
Title:

JOSTENS IH CORP.

By:
Name:
Title:

DLJMB FUNDS:

DLJ Merchant Banking Partners III, L.P.
By:	DLJ Merchant Banking III, Inc.
Managing General Partner

By:
Name:
Title:

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-1, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-1, C.V.

By:
Name:
Title:

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-2, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-2, C.V.

By:
Name:
Title:

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

By:
Name:
Title:

DLJ MB Partners III GmbH & Co. KG
By:	DLJ Merchant Banking III, L.P.
Managing Limited Partner
By:	DLJ Merchant Banking III, Inc.
General Partner

By:
Name:
Title:

Millennium Partners II, L.P.
By:	DLJ Merchant Banking III, Inc.
Managing General Partner

By:
Name:
Title:

MBP III Plan Investors, L.P.

By:	DLJ LBO Plans Management Corporation
Managing General Partner

By:
Name:
Title:

Number of Shares Owned by DLJMB

		Class A			Class B
	% Total Owned	Shares	Price per Share	Value	Shares	Price per Share	Value

DLJ Merchant Banking Partners III, L.P.	79.22%	396,110	$100.00	$39,611,000.00	2,138,996	$100.00	$213,899,600.00
DLJ Offshore Partners III, C.V.	5.45%	27,267	100.00	2,726,700.00	147,243	100.00	14,724,300.00
DLJ Offshore Partners III-1, C.V.	1.40%	6,998	100.00	699,800.00	37,788	100.00	3,778,800.00
DLJ Offshore Partners III-2, C.V.	1.00%	4,985	100.00	498,500.00	26,917	100.00	2,691,700.00
DLJ MB Partners III GmbH & Co. KG	0.66%	3,307	100.00	330,700.00	17,859	100.00	1,785,900.00
Millenium Partners II, L.P.	0.27%	1,338	100.00	133,800.00	7,223	100.00	722,300.00
MBP III Plan Investors, L.P.	12.00%	59,995	100.00	5,999,500.00	323,974	100.00	32,397,400.00
Total	100.00%	500,000		$50,000,000.0	2,700,000		$270,000,000.00
% Total Value				11.90%			64.29%

	Preferred Stock
	Shares	Price per Share	Value	Total Value

DLJ Merchant Banking Partners III, L.P.	79,222	$1,000.00	$79,222,000.00	$332,732,600.00
DLJ Offshore Partners III, C.V.	5,453	1,000.00	5,453,000.00	22,904,000.00
DLJ Offshore Partners III-1, C.V.	1,400	1,000.00	1,400,000.00	5,878,600.00
DLJ Offshore Partners III-2, C.V.	997	1,000.00	997,000.00	4,187,200.00
DLJ MB Partners III GmbH & Co. KG	661	1,000.00	661,000.00	2,777,600.00
Millenium Partners II, L.P.	268	1,000.00	268,000.00	1,124,100.00
MBP III Plan Investors, L.P.	11,999	1,000.00	11,999,000.00	50,395,900.00
Total	100,000		$100,000,000.00	$420,000,000.00
% Total Value			23.81%	100.00%

Number of Shares Sold by Each DLJMB Fund

		Class A			Class B
	% Total Owned	Shares	Price per Share	Value	Shares	Price per Share	Value

DLJ Merchant Banking Partners III, L.P.	79.22%	56,944	$100.62	$5,729,516.05	307,493	$100.62	$30,938,923.85
DLJ Offshore Partners III, C.V.	5.45%	3,920	100.62	394,417.37	21,167	100.62	2,129,753.20
DLJ Offshore Partners III-1, C.V.	1.40%	1,006	100.62	101,220.38	5,432	100.62	546,549.79
DLJ Offshore Partners III-2, C.V.	1.00%	717	100.62	72,142.16	3,870	100.62	389,386.54
DLJ MB Partners III GmbH & Co. KG	0.66%	475	100.62	47,792.92	2,567	100.62	258,283.01
Millenium Partners II, L.P.	0.27%	192	100.62	19,318.40	1,038	100.62	104,440.11
MBP III Plan Investors, L.P.	12.00%	8,625	100.62	867,818.84	46,574	100.62	4,686,121.11
Total	100.00%	71,879		$7,232,226.12	388,141		$39,053,457.62

	Preferred Stock
	Shares	Price per Share	Value	Total Value

DLJ Merchant Banking Partners III, L.P.	11,366	$1,008.22	$11,459,455.36	$48,127,895.26
DLJ Offshore Partners III, C.V.	782	1,008.22	788,429.89	3,312,600.46
DLJ Offshore Partners III-1, C.V.	201	1,008.22	202,652.69	850,422.86
DLJ Offshore Partners III-2, C.V.	143	1,008.22	144,175.80	605,704.49
DLJ MB Partners III GmbH & Co. KG	95	1,008.22	95,781.12	401,857.06
Millenium Partners II, L.P.	38	1,008.22	38,312.45	162,070.96
MBP III Plan Investors, L.P.	1,722	1,008.22	1,736,158.91	7,290,098.86
Total	14,347		$14,464,966.22	$60,750,649.96

Number of Shares Purchased by Each Syndicate Shareholder

		Class A			Class B
	Syndication Date	Shares	Price per Share	Value	Shares	Price per Share	Value

NIB Capital Private Equity Co-Investments 2000 CV	9/4/03	21,276	$100.62	$2,140,720.20	114,890	$100.62	$11,559,848.83

NIB Capital Private Equity Later Stage Co-Investments II CV	9/4/03	2,388	100.62	240,272.60	12,893	100.62	1,297,250.68

Northwestern	9/4/03	23,664	100.62	2,380,992.80	127,783	100.62	12,857,099.52

New York Life Capital Partners, LP	9/4/03	23,664	100.62	2,380,992.80	127,783	100.62	12,857,099.52

Omni	9/5/03	44	100.63	4,427.87	240	100.63	24,152.00

C-Squared CDO Ltd.	9/4/03	843	100.62	84,819.85	4,552	100.62	458,007.07
Total		71,879		$7,232,226.12	388,141		$39,053,457.62
% Total Value				11.90%			64.28%

	Preferred Stock
	Shares	Price per Share	Value	Total Value

NIB Capital Private Equity Co-Investments 2000 CV	4,247	$1,008.22	$4,281,919.78	$17,982,488.81

NIB Capital Private Equity Later Stage Co-Investments II CV	477	1,008.22	480,922.00	2,018,445.28

Northwestern	4,723	1,008.22	4,761,833.56	19,999,925.87

New York Life Capital Partners, LP	4,723	1,008.22	4,761,833.56	19,999,925.87

Omni	9	1,008.44	9,076.00	37,655.87

C-Squared CDO Ltd.	168	1,008.22	169,381.33	712,208.25
Total	14,347		$14,464,966.22	$60,750,649.96
% Total Value			23.81%	100.00%

Class A Value	Class B Value	Preferred Value	Total Value

$2,140,716.43	$11,559,868.70	$4,281,432.85	$17,982,017.98	89.91%

240,235.95	1,297,274.16	480,471.91	$2,017,982.02	10.09%

2,380,952.38	12,857,142.86	4,761,904.76	20,000,000.00

2,380,952.38	12,857,142.86	4,761,904.76	20,000,000.00

4,464.29	24,107.14	8,928.57	37,500.00

84,821.43	458,035.71	169,642.86	712,500.00
$7,232,142.86	$39,053,571.43	$14,464,285.71	$60,750,000.00
11.90%	64.29%	23.81%	100.00%

Purchase Date	Days Elapsed	Prime + 2%	Preferred	Interest Common	Interest Preferred	Common	Preferred

7/29/03	37	6.00%	8.00%	0.62	8.22	100.62	1,008.22

7/29/03	37	6.00%	8.00%	0.62	8.22	100.62	1,008.22

7/29/03	37	6.00%	8.00%	0.62	8.22	100.62	1,008.22

7/29/03	37	6.00%	8.00%	0.62	8.22	100.62	1,008.22

7/29/03	38	6.00%	8.00%	0.63	8.44	100.63	1,008.44

7/29/03	37	6.00%	8.00%	0.62	8.22	100.62	1,008.22